EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mass Hysteria Entertainment Corporation on Form 10-Q for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan Grodnik, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2010

By: /s/ Dan Grodnik
Dan Grodnik
CEO, CFO, Principal Executive Officer, Principal Accounting Officer